UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2012

SXC HEALTH SOLUTIONS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-52073

Yukon Territory, Canada	75-2578509
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2441 Warrenville Road, Suite 610

Lisle, Illinois 60532-3642

(Address of principal executive offices, including zip code)

(800) 282-3232

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 29, 2012, SXC Health Solutions Corp., a corporation organized under the laws of the Yukon Territory, Canada (“SXC”), entered into an Amendment to Agreement and Plan of Merger (the “Amendment”) to amend that certain Agreement and Plan of Merger, dated as of April 17, 2012 (the “Merger Agreement”), by and among SXC, SXC Health Solutions, Inc. (“US Corp.”), Catamaran I Corp. (“Merger Sub”), Catamaran II LLC and Catalyst Health Solutions, Inc. (“Catalyst”). The Merger Agreement provides, among other things, that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Catalyst, with Catalyst surviving as a wholly-owned subsidiary of US Corp. (the “Surviving Corporation”). Pursuant to the Amendment, a ministerial change has been made to the Merger Agreement and form of amended and restated certificate of incorporation of the Surviving Corporation attached as Exhibit A thereto to reduce the par value of the common stock of the Surviving Corporation. The Amendment does not affect the amount of consideration that holders of Catalyst stock would be entitled to receive for their shares upon completion of the merger. A copy of the Amendment is attached as Exhibit 2.1 and is incorporated herein by reference.

* * * * * * *

SXC Forward-Looking Statements

Certain statements included in this communication constitute “forward-looking statements” within the meaning of applicable securities laws. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management at this time, are inherently subject to significant business, economic and competitive uncertainties and contingencies. SXC cautions that such forward-looking statements involve known and unknown risks, uncertainties and other risks that may cause SXC’s actual financial results, performance, or achievements to be materially different from SXC’s estimated future results, performance or achievements expressed or implied by those forward-looking statements. Numerous factors could cause actual results to differ materially from those in the forward-looking statements, including without limitation, SXC’s dependence on and ability to retain key customers; SXC’s ability to achieve increased market acceptance for SXC’s product offerings and penetrate new markets; consolidation in the healthcare industry; the existence of undetected errors or similar problems in SXC’s software products; SXC’s ability to identify and complete acquisitions, manage SXC’s growth and integrate acquisitions; SXC’s ability to compete successfully; potential liability for the use of incorrect or incomplete data; the length of the sales cycle for SXC’s healthcare software solutions; interruption of SXC’s operations due to outside sources; maintaining SXC’s intellectual property rights and litigation involving intellectual property rights; SXC’s ability to obtain, use or successfully integrate third-party licensed technology; compliance with existing laws, regulations and industry initiatives and future change in laws or regulations in the healthcare industry; breach of SXC’s security by third parties; SXC’s dependence on the expertise of SXC’s key personnel; SXC’s access to sufficient capital to fund SXC’s future requirements; and potential write-offs of goodwill or other intangible assets. This list is not exhaustive of the factors that may affect any of SXC’s forward-looking statements. Other factors that should be considered are discussed from time to time in SXC’s filings with the SEC, including the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in SXC’s 2011 Annual Report on Form 10-K and subsequent Form 10-Qs, which are available at www.sec.gov. Investors are cautioned not to put undue reliance on forward-looking statements. All subsequent written and oral forward-looking statements attributable to SXC or persons acting on SXC’s behalf are expressly qualified in their entirety by this cautionary statement. SXC disclaims any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.

Certain of the assumptions made in preparing forward-looking information and management’s expectations include: maintenance of SXC’s existing customers and contracts, SXC’s ability to market SXC’s products successfully to anticipated customers, the impact of increasing competition, the growth of prescription drug utilization rates at predicted levels, the retention of SXC’s key personnel, SXC’s customers continuing to process transactions at historical levels, that SXC’s systems will not be interrupted for any significant period of time, that SXC’s products will perform free of major errors, SXC’s ability to obtain financing on acceptable terms and that there will be no significant changes in the regulation of SXC’s business.

Catalyst Transaction Forward-Looking Statements

In addition, numerous factors could cause actual results with respect to the proposed Catalyst transaction to differ materially from those in the forward-looking statements, including without limitation, the possibility that the expected efficiencies and cost savings from the proposed transaction will not be realized, or will not be realized within the expected time period; the risk that the SXC and Catalyst businesses will not be integrated successfully; the ability to obtain governmental approvals of the proposed transaction on the proposed terms and schedule contemplated by the parties; the failure of shareholders of SXC or Catalyst to approve the proposed transaction; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; the risk of customer attrition; the possibility that the proposed transaction does not close, including, but not limited to, due to the failure to satisfy the closing conditions; and the ability to obtain the financing contemplated to fund a portion of the consideration to be paid in the proposed transaction and the terms of such financing.

Important Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of the proposed transaction involving Catalyst and SXC. The proposed Catalyst transaction will be submitted to the shareholders of Catalyst and the shareholders of SXC for their consideration. In connection therewith, SXC filed with the SEC a Registration Statement on Form S-4 that included a joint proxy statement of Catalyst and SXC, which was declared effective on June 1, 2012. Beginning on June 4, 2012, Catalyst and SXC mailed the definitive proxy statement/prospectus regarding the proposed merger to their respective shareholders. Each of the companies may be filing with the SEC other documents regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF CATALYST AND/OR SXC ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents containing important information about Catalyst and SXC, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by SXC will be available free of charge on SXC’s website at www.sxc.com under the heading “Investor Information” or by contacting SXC’s Investor Relations Department at 630-577-3100. Copies of the documents filed with the SEC by Catalyst will be available free of charge on Catalyst’s website at www.catalysthealthsolutions.com under the heading “Investor Information” or by contacting Catalyst’s Investor Relations Department at 301-548-2900.

SXC, Catalyst and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of SXC is set forth in its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 2, 2012. Information about the directors and executive officers of Catalyst is set forth in its proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on April 26, 2012. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

(a)—(c) Not applicable.

(d)         Exhibits:

Exhibit Number	Description of Exhibit

2.1	Amendment to Agreement and Plan of Merger, dated as of June 29, 2012, by and among SXC Health Solutions Corp., SXC Health Solutions, Inc., Catamaran I Corp., Catamaran II LLC and Catalyst Health Solutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SXC HEALTH SOLUTIONS CORP.

Dated: June 29, 2012	By:	/s/ Jeffrey Park
Name: Jeffrey Park
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Amendment to Agreement and Plan of Merger, dated as of June 29, 2012, by and among SXC Health Solutions Corp., SXC Health Solutions, Inc., Catamaran I Corp., Catamaran II LLC and Catalyst Health Solutions, Inc.